UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2007
MGM MIRAGE
(Exact name of registrant as specified in its charter)

Delaware	0-16760	88-0215232

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

(Address of principal executive offices – Zip Code)
(702) 693-7120

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
This current report on Form 8-K is being furnished to disclose the press release issued by the Registrant on February 14, 2007. The purpose of the press release, furnished as Exhibit 99, was to announce the Registrant’s results of operations for the fourth quarter and full year of 2006. The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:
99	Press release of the Registrant, dated February 14, 2007, announcing financial results for the quarter and full year ended December 31, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM MIRAGE
Date: February 14, 2007	By:	/s/ BRYAN L. WRIGHT
Bryan L. Wright,
Senior Vice President – Assistant General Counsel, and Assistant Secretary

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